SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported)     October 1, 2002


                         TEL-VOICE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


         NEVADA                    000-29743                   88-0409143
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(State of Incorporation)   (Commission File Number)           (I.R.S. Employer
                                                             Identification No.)


 7373 E DOUBLETREE RD., SUITE 200, SCOTTSDALE, ARIZONA            85258
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      (Address of principal executive office)                     (Zip Code)

       Registrant's Telephone Number, Including Area Code (480) 368-8080


    8283 NORTH HAYDEN ROAD, SUITE 250, SCOTTSDALE, ARIZONA            85258
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          (Former name or former address if changed since last report)


Item 5. Other Events

The corporate offices of Tel-Voice Communications, Inc. will be moving to 7373 E Doubletree Rd., Suite 200, Scottsdale, AZ 85258 effective October 1, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  TEL-VOICE COMMUNICATIONS, INC.


Date:    September 27, 2002                               By:  /S/ JAY H. BUDD
                                                     ---------------------------
                                                                   Jay H. Budd